UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
September 18, 2025
Date of report (Date of earliest event reported)
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________________________________________
SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrants’ Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Information.
SEI Investments Company (the “Company”), is furnishing its 2025 Investor Day presentation issued on September 18, 2025 as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 and Exhibit 99.1 hereof shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
This Current Report on Form 8-K and the Exhibit hereto contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•our ability to maintain our sales momentum;
•our ability to leverage our market position and the benefits, if any, of such leverage;
•our strategies for accelerating growth;
•our strategies and ability to grow assets under management;
•our plans for achieving operational gains;
•our plans for reimagining our asset management business;
•our debt and leverage ratios;
•the margins that we may achieve in our global businesses;
•our investment priorities and the timing of the expenses associated with these investments;
•our strategies, methodologies and priorities for capital allocation;
•the growth of our earnings per share, net sales events and operating margins;
•the future sources and uses of cash;
•our strategies for delivering shareholder value;
•our operating model and horizontal competencies;
•our ability to create a scalable, global talent strategy and the elements of this strategy;
•the benefits of our global capabilities center;
•the elements of our new business segments and the timing of the effectiveness of new segment reporting;
•the opportunities for our business units and our strategies for executing against these opportunities;
•the benefits we may derive from executing against our strategic plans;
•the strength of our position for the adoption of alternative investments;
•the elements of margin expansion and our strategies for achieving these elements;
•the industry trends from which we may benefit;
•the market dynamics that affect our businesses;
•the geographies where we may seek to enter or grow our business or operations and the timing of any such expansions;
•our pricing strategies;
•the benefits we may derive from assets that we have acquired and the related opportunities for value creation; and
•our strategies for identifying future business trends in which we will participate and creating scale in these endeavors.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission.
We do not undertake to update any of our forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	2025 Investor Day presentation issued September 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	September 18, 2025	By:	/s/ Sean J. Denham
Sean J. Denham Chief Financial and Chief Operating Officer